                             AIM ADVISOR FLEX FUND

                       Supplement dated January 24, 2000
                      to the Prospectus dated May 3, 1999,
            as revised July 1, 1999 and supplemented October 1, 1999

This supplement supercedes and replaces in its entirety the supplement dated October 1, 1999.

The fourth paragraph under the heading entitled "PRINCIPAL RISKS OF INVESTING IN THE FUND" on Page 1 of the Prospectus is deleted in its entirety.

The second paragraph under the heading entitled "PERFORMANCE INFORMATION" on Page 2 of the Prospectus is deleted in its entirety.

The following information replaces in its entirety the first bullet appearing under the heading "PORTFOLIO MANAGERS" on page 4 of the Prospectus:

     o "James O. Baker, C.F.A., Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the subadvisor and/or its affiliates since 1992."

The fourth paragraph under the heading entitled "FINANCIAL HIGHLIGHTS" on Page 5 of the Prospectus is deleted in its entirety.

The following new section is added immediately after the section entitled "SHAREHOLDER INFORMATION-REDEEMING SHARES-REDEMPTION OF AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE" on Page A-4 of the Prospectus:

     "REDEMPTION OF CLASS B SHARES OR CLASS C SHARES ACQUIRED BY EXCHANGE FROM AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

           We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares."

The first paragraph under the heading "SHAREHOLDER INFORMATION-EXCHANGING SHARES-PERMITTED EXCHANGES" on Page A-6 of the Prospectus is replaced with the following:

           "Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You may also exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange."

A new paragraph (5) is added under the heading "SHAREHOLDER INFORMATION-EXCHANGING SHARES-PERMITTED EXCHANGES-YOU WILL NOT PAY A SALES CHARGE WHEN
EXCHANGING: " on Page A-6 of the Prospectus, and the new paragraph (5) reads as follows:

           "(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares. "